SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                  Date of Report:    September 9, 1999
                    (Date of earliest event reported)




                       THE MANITOWOC COMPANY, INC.
         (Exact name of registrant as specified in its charter)




        Wisconsin                    1-11978          39-0448110
	-----------------	--------------	-----------------
        (State or other          (Commission     (IRS Employer
        jurisdiction of           File Number)    Identification
        incorporation)             Number)




	500 So. 16th Street, Manitowoc, WI  	54220
        ------------------------------------  --------------
-
	(Address of principal executive offices)	(Zip Code)


	Registrant's telephone number, including area code (920-684-4410)

          (Former name or former address, if changed since last report)


Item 5.   Other Events
-----------------------------------------------------------------------

On September 7, 1999, The Manitowoc Company, Inc. issued a press release announcing that its board of directors has unanimously approved the appointment of vice president of finance and treasurer Glen E. Tellock to the position of vice president and chief financial officer. Robert R. Friedl, former chief financial officer, has resigned to pursue new opportunities.

Glen E. Tellock has been vice president of finance and treasurer of The Manitowoc Company since 1998. Prior to his current position, Tellock had been Manitowoc's corporate controller since 1992. Tellock joined the company in 1991 as director of accounting. He had previously been the financial planning manager for the Denver Post Corporation and audit manager for Ernst and Whinney. A graduate of the University of Wisconsin, Tellock is a certified public accountant and holds a bachelor's degree in accounting.

The press release is incorporated herein by reference to Exhibit 20 of this report. The reader is referred to this Exhibit for more information.



Item 7.	Financial Statements and Exhibits
-----------------------------------------------

	(c)	Exhibits.

		See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


DATE:   September 10, 1999




			THE MANITOWOC COMPANY, INC.
				(Registrant)



			By: 	/s/ Glen E. Tellock
			--------------------------------
				Vice President and
				Chief Financial Officer




               THE MANITOWOC COMPANY, INC.

                     EXHIBIT INDEX

                           TO

                FORM 8-K CURRENT REPORT

                Dated September 8, 1999





Exhibit                                          Filed
  No.            Description                   Herewith
--------        --------------               ------------


        20      Press Release dated                X
		September 7, 1999, regarding
		the appointment of
		Glen E. Tellock to the
		position of vice president
		and chief financial officer



Item 7.    Financial Statements and Exhibits
-----------------------------------------------------

	(c)	Exhibits:

		See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.